UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     November 12, 2003

REPTRON ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-23426	38-2081116
(Commission File Number)	(IRS Employer Identification No.)

13700 Reptron Boulevard, Tampa, Florida	33626
(Address of principal executive offices)	(Zip Code)

(813) 891-4058

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1   Press Release, dated November 12, 2003.

99.2    Transcript of the conference call held on November 12, 2003.

ITEM 12.	Results of Operations and Financial Conditions

On November 12, 2003, Reptron Electronics, Inc. (the "Company") issued a press release announcing its earnings for the quarter ended September 30, 2003.  The press release is attached hereto as Exhibit 99.1.  On November 12, 2003, the Company held a conference call to discuss its earnings for the quarter ended September 30, 2003.  A transcript of the conference call is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPTRON ELECTRONICS, INC. (Registrant)

Date: November 14, 2003	By:	/s/Paul J. Plante
Paul J. Plante President, Chief Operating Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated November 12, 2003.

99.2	Transcript from November 12, 2003 Conference Call.